UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 1, 2026

UPSTREAM BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42366	38-4187694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

890 Winter Street Suite 200
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 208-2466

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UPB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 1, 2026, Upstream Bio, Inc. (the “Company” or “Upstream Bio”) issued a press release titled “Upstream Bio Announces Pivotal Phase 3 Development Plans for Verekitug in Both Severe Asthma and CRSwNP.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On September 1, 2026, the Company announced its pivotal Phase 3 development plans for verekitug in severe asthma and chronic rhinosinusitis with nasal polyps (“CRSwNP”).

The Company plans to execute Phase 3 programs evaluating:

•
A single high-dose subcutaneous regimen of 400mg administered every 12 weeks;
•
A single placebo-controlled study in each indication enrolling a total of approximately 1,500 patients across both trials;
•
Broad study populations without restriction based on baseline biomarkers;
•
Study primary endpoints:
o
Asthma – annualized asthma exacerbation rates over 48 weeks;
o
CRSwNP – co-primary endpoints of change from baseline in nasal polyp score and in nasal congestion score each at 48 weeks.

Upstream Bio remains on track to initiate Phase 3 clinical trials in severe asthma and CRSwNP in the first quarter of 2027. With supportive Phase 3 results, the Company expects to submit a Biologics License Application (“BLA”) to the FDA for both indications, which could enable potential launch as early as 2030.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” “will” and variations of these words or similar expressions. Any statements in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, express or implied statements regarding: the clinical development of verekitug for the treatment of severe asthma, CRSwNP and chronic obstructive pulmonary disease, including the Company’s plans to initiate Phase 3 clinical trials in severe asthma and CRSwNP in the first quarter of 2027 and the timing, progress and results of ongoing and planned clinical trials; expectations regarding the potential of verekitug to deliver best-in-class efficacy and its differentiation, safety, and tolerability; expectations regarding regulatory interactions with the FDA, including the Company’s Phase 3 clinical development plans in severe asthma and CRSwNP and the outcomes of any such interactions; expectations regarding the commercial potential of verekitug; the timing and submission of regulatory filings, including BLAs, with the FDA; and the potential for U.S. approval and launch of verekitug as early as 2030.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s ability to advance verekitug through clinical development, and to obtain regulatory approval of and ultimately commercialize verekitug on the expected timeline, if at all; the initiation, timing, progress and results of clinical trials; the Company’s ability to fund its development activities and achieve development goals; the Company’s dependence on third parties to conduct clinical trials and manufacture verekitug, and commercialize verekitug, if approved; the Company’s ability to attract, hire and retain key personnel, and protect its intellectual property; the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize verekitug, if approved; regulatory developments and approval processes of the FDA and comparable foreign regulatory authorities, including any additional interactions with the FDA regarding the sufficiency of Upstream Bio’s Phase 3 development plans; the Company’s competitors and industry; and other risks and uncertainties described in greater detail under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the U.S. Securities and Exchange Commission. Any forward-looking statements in this Current Report on Form 8-K represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation or undertaking to update any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based except to the extent required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Upstream Bio, Inc. on September 1, 2026, furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstream Bio, Inc.

Date: September 1, 2026	By:	/s/ E. Rand Sutherland
E. Rand Sutherland, M.D. Chief Executive Officer